AMENDMENTS

TO THE

HONEYWELL INTERNATIONAL INC. SUPPLEMENTAL PENSION PLAN

HONEYWELL INTERNATIONAL INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR EXECUTIVES IN CAREER BAND 6 AND ABOVE

HONEYWELL SUPPLEMENTAL DEFINED BENEFIT RETIREMENT PLAN

WITNESSETH

The Honeywell International Inc. Supplemental Pension Plan, the Honeywell International Inc. Supplemental Executive Retirement Plan for Executives in Career Band 6 and Above and the Honeywell Supplemental Defined Benefit Retirement Plan are hereby amended as indicated below:

1.           The following new Section 4.01(e) shall be added immediately following Section 4.01(d) of the Honeywell International Inc. Supplemental Pension Plan:

“(e)        Notwithstanding the foregoing provisions of this Section 4.01 (i) all active Participants in Bands 5 and above and certain active Participants below Band 5 shall be given an election to receive Plan benefits in a lump sum or annuity form of payment, and (ii) all other active participants shall receive a distribution of their entire Plan benefits in a lump sum form of payment. This Section 4.01(e), including the election described herein, shall be administered in a manner that complies with Code section 409A, its regulations and other interpretive guidance and shall be subject to the requirements of final Treasury Regulations to be published under Code section 409A.”

2.           The following new paragraph shall be added at the end of Section 4.2 of the Honeywell International Inc. Supplemental Executive Retirement Plan for Executives in Career Band 6 and Above:

“Notwithstanding the foregoing provisions of this Section 4.2, all active Participants shall be given an election to receive Plan benefits in a lump sum or annuity form of payment. This election shall be administered in a manner that complies with Code section 409A, its regulations and other interpretive guidance and shall be subject to the requirements of final Treasury Regulations to be published under Code section 409A.”

3.           The following new paragraph shall be added at the end of Section 4.1 of the Honeywell Supplemental Defined Benefit Retirement Plan:

“Notwithstanding the provisions of this Section 4.1 and Sections 4.2 and 4.3, (i) all active Participants in Bands 5 and above and certain active Participants below Band 5 shall be given an election to receive Plan benefits in a lump sum or annuity form of payment, and (ii) all other active participants shall receive a distribution of their entire Plan benefits in a lump sum form of payment. This paragraph, including the election described herein, shall be administered in a manner that complies with Code section 409A, its regulations and other interpretive guidance and shall be subject to the requirements of final Treasury Regulations to be published under Code section 409A.”

This Amendment is executed this 17th day of October 2006.

/s/ Thomas Weidenkopf

Thomas Weidenkopf

Honeywell International Inc.

Senior Vice President – Human Resources and Communications